Exhibit 24.1
POWER OF ATTORNEY
(Atsushi Abe)
I hereby appoint Thad Trent and Pamela L. Tondreau, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, and any amendments thereto.
Dated: January 11, 2023

/s/ ATSUSHI ABE
Atsushi Abe

Exhibit 24.1
POWER OF ATTORNEY
(Alan Campbell)
I hereby appoint Thad Trent and Pamela L. Tondreau, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, and any amendments thereto.
Dated: January 11, 2023

/s/ ALAN CAMPBELL
Alan Campbell

Exhibit 24.1
POWER OF ATTORNEY
(Susan K. Carter)
I hereby appoint Thad Trent and Pamela L. Tondreau, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, and any amendments thereto.
Dated: January 24, 2023

/s/ SUSAN K. CARTER
Susan K. Carter

Exhibit 24.1
POWER OF ATTORNEY
(Thomas L. Deitrich)
I hereby appoint Thad Trent and Pamela L. Tondreau, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, and any amendments thereto.
Dated: January 14, 2023

/s/ THOMAS L. DEITRICH
Thomas L. Deitrich

Exhibit 24.1
POWER OF ATTORNEY
(Gilles Delfassy)
I hereby appoint Thad Trent and Pamela L. Tondreau, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, and any amendments thereto.
Dated: January 11, 2023

/s/ GILLES DELFASSY
Gilles Delfassy

Exhibit 24.1
POWER OF ATTORNEY
(Bruce E. Kiddoo)
I hereby appoint Thad Trent and Pamela L. Tondreau, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, and any amendments thereto.
Dated: January 10, 2023

/s/ BRUCE E. KIDDOO
Bruce E. Kiddoo

Exhibit 24.1
POWER OF ATTORNEY
(Paul A. Mascarenas)
I hereby appoint Thad Trent and Pamela L. Tondreau, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, and any amendments thereto.
Dated: January 17, 2023

/s/ PAUL A. MASCARENAS
Paul A. Mascarenas

Exhibit 24.1
POWER OF ATTORNEY
(Gregory L. Waters)
I hereby appoint Thad Trent and Pamela L. Tondreau, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, and any amendments thereto.
Dated: January 10, 2023

/s/ GREGORY L. WATERS
Gregory L. Waters

Exhibit 24.1
POWER OF ATTORNEY
(Christine Y. Yan)
I hereby appoint Thad Trent and Pamela L. Tondreau, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, and any amendments thereto.
Dated: January 15, 2023

/s/ CHRISTINE Y. YAN
Christine Y. Yan